Exhibit 99.2

SPYRE THERAPEUTICS

SKYLINE

SPY001

Part A Induction Topline Results

April 13, 2026

Disclosures

The information contained in this presentation has been prepared by Spyre Therapeutics, Inc. and its affiliates ("Spyre" or the "Company") and contains information pertaining to the business and operations of the Company. The information contained in this presentation: (a) is provided as at the date hereof, is subject to change without notice, and is based on publicly available information, internally developed data as well as third party information from other sources; (b) does not purport to contain all the information that may be necessary or desirable to fully and accurately evaluate an investment in the Company; (c) is not to be considered as a recommendation by the Company that any person make an investment in the Company; (d) is for information purposes only and shall not constitute an offer to buy, sell, issue or subscribe for, or the solicitation of an offer to buy, sell or issue, or subscribe for any securities of the Company in any jurisdiction in which such offer, solicitation or sale would be unlawful. Where any opinion or belief is expressed in this presentation, it is based on certain assumptions and limitations and is an expression of present opinion or belief only. This presentation should not be construed as legal, financial or tax advice to any individual, as each individual's circumstances are different. This document is for informational purposes only and should not be considered a solicitation or recommendation to purchase, sell or hold a security.

Forward-Looking Information

Certain information set forth in this presentation contains "forward-looking statements" within the meaning of applicable United States securities legislation. Except for statements of historical fact, certain information contained herein constitutes forward-looking statements which include but are not limited to statements regarding: our business strategy, including our ability to develop potentially best-in-class therapeutics for inflammatory bowel disease (IBD), rheumatoid arthritis (RA), psoriatic arthritis (PsA), and axial spondyloarthritis (axSpA) that meaningfully improve both efficacy and convenience compared to today's standard of care; the potential consistency of the SPY001 final Phase 2 data readouts with interim Phase 2 results; the potential for combination therapies to break the therapeutic ceiling with respect to IBD; expectations regarding the drug delivery of our product candidates, including in the form of a subcutaneous injection; estimated market sizes and potential growth opportunities; expected competitors and competing products; our nonclinical and clinical development activities, including clinical trial designs, our plans for and timing of cohort initiation and data readouts for the ongoing SKYWAY Phase 2 basket trial and SKYLINE Phase 2 platform trial, enrollment of clinical trials and, the inclusion of each rational combination in Part B of the SKYLINE Phase 2 platform trial and the number of data readouts expected to be delivered in 2026; the potential efficacy, tolerability, convenience, commercial viability and safety profile of our product candidates, including in combinations; the potential therapeutic benefits and economic value of our product candidates as monotherapies or in combinations and their extended half-life, including their expected benefits in comparison to expected competitor products and potential best-in-indication convenience; our ability to provide anticipated readouts ahead of any disclosed bispecific approaches against our targets; and management's assessment of future plans and operations which are based on current internal expectations, estimates, projections, assumptions and beliefs, which may prove to be incorrect. Forward-looking statements can often be identified by the use of words such as "may", "will", "could", "would", "anticipate", 'believe", expect", "intend", "potential", "estimate", "scheduled", "plans", "planned", "forecasts", "goals" and similar expressions or the negatives thereof. Forward-looking statements are neither historical facts nor assurances of future performance. Forward-looking statements are based on a number of factors and assumptions made by management and considered reasonable at the time such information is provided, and forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements, including uncertainties and risks arising from regulatory feedback, including potential disagreement by regulatory authorities with the Company's interpretation of data and the Company's clinical trials for its product candidates, including the potential for final data," "Risk Factor Summary" and "Note about Forward-Looking Statements" in the Company's most recent Annual Report on Form 10-K, as supplemented and updated by subsequent Quarterly Reports on Fonot being consistent with or different than the interim data reported for our programs; the potential impact of Trump Administration policies and changes in law on our business; and those uncertainties and factors described under the heading "Risk Factors 10-Q and Current Reports on Form 8-K that the Company has filed or will file with the SEC, as well as discussions of potential risks, uncertainties, and other filings by the Company from time to time, as well as risk factors associated with companies that operate in the biopharma industry, including those associated with the uncertainties of drug development. All of the forward-looking statements made in this presentation are qualified by these cautionary statements and other cautionary statements or other factors contained herein. Although management believes that the expectations conveyed by forward-looking statements herein are reasonable based on information available on the date such forward-looking statements are made, there can be no assurance that forward looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change except as required by applicable securities laws. The forward-looking statements contained herein are presented for the purposes of assisting readers in understanding the Company's plan, objectives and goals and may not be appropriate for other purposes. The reader is cautioned not to place undue reliance on forward-looking statements.

Industry Information

This presentation also contains or references certain industry data that is based upon information from independent industry publications, market research, and surveys and other publicly available sources. Although the Company believes these sources to be generally reliable, such information is subject to interpretation and cannot be verified with complete certainty due to limits on the availability and reliability of data, the voluntary nature of the data gathering process and other inherent limitations and uncertainties. The Company has not independently verified any of the data from third party sources referred to in this presentation and accordingly, the Company makes no representation or warranty as to the origin, validity, accuracy, completeness, currency or reliability of the information in this presentation.

Agenda

Introduction



Cameron Turtle, DPhil
Chief Executive Officer

SKYLINE

SPY001 Part A Induction Topline Results



Deanna Nguyen, MD
SVP, Clinical Development

Summary Remarks



Cameron Turtle, DPhil
Chief Executive Officer

Analyst Q&A







Cameron Turtle, CEO
Sheldon Sloan, CMO
Deanna Nguyen, SVP
Scott Burrows, CFO
Kate Tansey Chevlen, CCO

Introduction

Cameron Turtle, DPhil, CEO


SPYRE
THERAPEUTICS

IBD is a large & growing market that demands better therapies

Expanding inflammatory bowel disease (IBD) market

Global IBD Market


~$40B
2030
~$25B
2025

Persistent therapeutic ceiling

Placebo-adjusted clinical remission rates in ulcerative colitis (UC) Induction


100%
80%
60%
40%
20%
0%
Efficacy ceiling
Anti-TNF
Anti-αβ47
Anti-IL-23
S1P
JAK

Source: EvaluatePharma (March 2026); Clinical remission rates from product labels.

Advanced combination therapy has demonstrated potential to break the therapeutic ceiling in IBD

JNJ's VEGA demonstrated near-additive remission with advanced combination

Clinical remission, Week 12


25%
24%
47%
Anti-TNF (Golimumab)
Anti-IL-23 (Guselkumab)
Combination (JNJ-4804)

Field is converging on combos

- ✓ **Increasing case reports**
- ✓ **Confirmatory academic trials**
- ✓ **Focus of strategic investment**

- AbbVie
- Boehringer Ingelheim
- Johnson & Johnson
- Lilly
- Roche
- Sanofi
- Takeda

SPYRE

Source: Feagan, B. G. et al. Lancet Gastroenterol. Hepatol. 8, 307–320 (2023), remission results by mMS shown.

Spyre is investigating a fundamentally differentiated portfolio of advanced combination therapies

SPYRE THERAPEUTICS

SPY001
α4β7

SPY002
TL1A

SPY003
IL-23

Uncompromising combinations from first principles:

- Validated mechanisms of action with leading safety and efficacy
- Next-generation molecules engineered for best-in-class potential
- Co-formulations optimized for convenient, subcutaneous delivery (Q3-6M)[1]

Spyre combinations aim to reach new heights in IBD across efficacy, safety, and convenience

[1]*After loading doses*

α4β7 inhibition may be an optimal backbone for advanced combination therapy in IBD

The only approved gut-selective mechanism in IBD[1]


α4β7
integrin

Mechanistically orthogonal to anti-cytokine therapies

Anti-cytokine



TL1A

T-cell activation & fibrosis

Gut-selective anti-integrin



α4β7

Immune cell trafficking

Anti-cytokine



IL-23

T-cell proliferation

Combinations including α4β7 aim to provide dual immune suppression in the affected gastrointestinal tissue with lower systemic immunosuppressive risk

[1] *Blocking the α4β7 integrin inhibits its interaction with MAdCAM-1, which is predominantly expressed on intestinal endothelial cells;* ENTYVIO (vedolizumab) prescribing information

SPY001 is a potential best-in-class anti-α4β7 with dosing designed to test efficacy at higher exposures

SPY001 improves upon proven vedolizumab mechanism



SPY001

- ✓ Same validated epitope
- ✓ Equivalent target potency
- ✓ Effector function silenced
- + Extended half-life
- + High conc. SC format[2]

SPY001 dosing targets top quartile exposure



SPY001 target
Clinical remission %
Vedolizumab1
Ctrough quartile (µg/ml)
Q4 ≥35.7
37%
Q3 25.0-35.7
22%
Q2 17.1-25.0
13%
Q1 ≤17.1
7%
Vedo W6
17%
PBO
6%
>2x

Top-quartile vedo exposure more than doubled remission rate

[1]Vedolizumab exposure-response data from Rosario, M., et. al. (2017)
[2]After loading doses, IV Induction tested in SKYLINE

SPY001 consistently outperformed objectives in Part A, supporting a potential best-in-class profile



ΔRHI from baseline
p < 0.0001 from baseline
-9.2
-7.5[1]
Vedolizumab W14
SPY001 W12
Clinical remission
40%
27%[1]
17%[2]
Vedolizumab W6
Vedolizumab W14
SPY001 W12
Endoscopic improvement
51%
41%[2]
Vedolizumab W6
SPY001 W12

SPY001 was well-tolerated, consistent with the α4β7 class

SPYRE

Source: [1]VARSITY trial, Sands, Bruce E., et al. New England Journal of Medicine 381.13 (769): 1215-1226 (N=394). [2]*GEMINI trial, endoscopy not centrally read,* Feagan, Brian G., et al. New England Journal of Medicine 369.8 (2013): 699-710 (N=374).
Trial designs differ and no head-to-head clinical trials have been conducted. Data pertain to SPY001 Induction Treatment Period.

SPY001 Topline Induction Results

Deanna Nguyen, MD, SVP Clinical Development


SPYRE
THERAPEUTICS

SKYLINE is a two-part study, with Part B now enrolling

SKYLINE

Part A: Open-label monotherapy evaluation (N = ~130)



UC mMS 5-9
INDUCTION
MAINTENANCE
Sequential activation after Ph1
SPY001 (α4β7)
SPY002 (TL1A)
SPY003 (IL-23)
W12
P
W48

Recruitment closed

Trial enrollment exceeded target

Part B: PBO-controlled factorial combination evaluation (N = ~550)



UC mMS 5-9
Target ~50:50 naïve:experienced
Anti-α4β7 and anti-IL-23 failures capped
Seamless enrollment after Part A
INDUCTION
MAINTENANCE
SPY001 (α4β7)
SPY002 (TL1A)
SPY003 (IL-23)
SPY120 (α4β7+TL1A)
SPY130 (α4β7+IL-23)
SPY230 (TL1A+IL-23)
Placebo
W12
P
W48

Now enrolling

mMS=modified Mayo score; P=primary endpoint

Today's release describes SPY001 Part A induction results

SKYLINE Part A: Open label monotherapy evaluation

Patient characteristics

- Adults with moderately to severely active UC (mMS 5-9)
- Rectal bleeding subscore ≥1
- Mayo endoscopic subscore ≥ 2



Sequential enrollment
INDUCTION
Today's release
SPY001 (α4β7)
SPY002 (TL1A)
SPY003 (IL-23)
W12

Key topline endpoints

PRIMARY

- ΔRHI from baseline

SECONDARY

- % Clinical remission
- % Endoscopic improvement
- Incidence of treatment-emergent adverse events

mMS=modified Mayo Score; RHI=Robarts Histopathology Index. Data pertain to SPY001 Induction Treatment Period. Primary endpoint of ΔRHI was analyzed using per protocol analysis set, and t-test was applied to test against the null hypothesis of ΔRHI =0; Secondary endpoints including Clinical Remission and Endoscopic Improvement rates were analyzed using full analysis set.

Endpoints focus on objective measures of disease activity

Robarts Histopathology Index (RHI)

Direct measure of tissue inflammation



Change in RHI



33
Baseline
W12
0
ΔRHI

Endoscopic Improvement

Direct visualization of mucosal healing



Endoscopy Subscore



Baseline
W12
3
2
1
0
Severe
Moderate
Mild
Normal

Clinical Remission

Composite endpoint aligned with regulatory guidance



+

Modified Mayo Score



W12
Endoscopy Subscore 3 2 1 0
Stool Frequency Subscore 3 2 1 0
Rectal Bleeding Subscore 3 2 1 0

Endpoints are anchored in objective, centrally assessed[1] measures

[1]RHI and endoscopy are centrally read by trained experts. Images for illustration, not generated from SKYLINE study.

Baseline characteristics were consistent with expectations

Patient disposition

Screened
(N=91)

↓

Dosed
(N=43)

↓

Completed Induction Period[1]
(N=41)

	SPY001 (α4β7), N = 43
Age (years, mean)	44
Sex (% female)	28
Weight (kg, mean)	76
Geographic region	
Europe	88%
North America	12%
Duration of UC (years, mean)	4.5
RHI (mean ± SD)	15.6 ± 8.6
RHI ≥ 10 (n, %)	34 (79%)
Baseline mMS (mean ± SD)	6.8 ± 1.1
Mayo Endoscopy Score (MES) (n, %)	
2	19 (44%)
3	24 (56%)
Concomitant immunomodulator use (n, %)	0
Concomitant corticosteroid use (n, %)	18 (42%)
Number of prior advanced therapies (n, %)	
Naïve	35 (81%)
1	7 (16%)
≥2	1 (2%)

[1]Two subjects withdrew consent
Source: Data on file.

SPY001 was well tolerated with a favorable safety profile

	SPY001 (α4β7), N=43
Subjects with any Adverse Event (n, %)	**6 (14%)**
Severe (Grade ≥ 3) AE	1 (2%)*
Drug-Related AE	0
AE Leading to Drug Discontinuation	0
Serious Adverse Event (SAE)	1 (2%)*
Drug-Related SAE	0
AEs of Special Interest	0
Death	0

Most common AE (≥2 patients) was back pain (n=2)

**Chest pain in a 68-year-old male with history of coronary artery disease and angina pectoris, type 2 diabetes mellitus, hypertension, and hypercholesterolemia who presented with chest pain. ECG and cardiac enzymes did not show signs of a myocardial infarction. Data on file.*
Data pertain to SPY001 Induction Treatment Period (through Week 12) with a data cut-off date of Feb 23, 2026.

SPY001 met its primary endpoint and outperformed our expectations on key secondary endpoints

Primary endpoint

Mean ΔRHI at W12 from baseline



p < 0.0001
-10
-8
-6
-4
-2
0
-9.2
SPY001

Pre-specified sensitivity analysis:
-10.6 for participants with a baseline RHI ≥ 10

Key secondary endpoints

Proportion with clinical remission at W12

Proportion with endoscopic improvement at W12



60
50
40
30
20
10
0
40%
SPY001
51%
SPY001

Source: Data on file. Primary endpoint of ΔRHI was analyzed using per protocol analysis set and t-test was applied to test against the null hypothesis of ΔRHI =0 (N=41); Secondary endpoints including Clinical Remission and Endoscopic Improvement rates were analyzed using full analysis set (N=43).

SPY001 response rates were consistent between naïve and experienced UC patients

ΔRHI from baseline at W12



-9.5
-7.7
Advanced Therapy Naïve
Advanced Therapy Experienced

Clinical remission at W12



40%
38%
Advanced Therapy Naïve
Advanced Therapy Experienced

Endoscopic improvement at W12



51%
50%
Advanced Therapy Naïve
Advanced Therapy Experienced

SPYRE

SPY001 demonstrated robust, consistent improvements across endoscopic and symptom measures


3
2
1
0
Mayo endoscopic score
n=43
n=41
n=19
(44%)
n=24
(56%)
n=8
(20%)
n=14
(34%)
n=10
(24%)
n=9
(22%)
Baseline
Week 12
Rectal bleeding
n=43
n=40
n=13
(30%)
n=26
(60%)
n=3
(7%)
n=25
(63%)
n=11
(28%)
n=4
(10%)
Baseline
Week 12
Stool frequency
n=43
n=40
n=17
(40%)
n=25
(58%)
n=8
(20%)
n=17
(43%)
n=11
(28%)
n=4
(10%)
Baseline
Week 12
PGA score
n=43
n=41
n=30
(70%)
n=13
(30%)
n=9
(22%)
n=16
(39%)
n=12
(29%)
n=4
(10%)
Baseline
Week 12

Data on file. Rectal bleeding and stool frequency were not available for one subject at Week 12.

SPY001 demonstrated rapid improvements in reported symptoms and biomarkers of intestinal inflammation

Partial Mayo score



Change from baseline ± 95% CI
1
0
-1
-2
-3
-4
-5
W0
W2
W4
W6
W8
W12

Fecal calprotectin



Fold change from baseline ± 95% CI
1.0
0.8
0.6
0.4
0.2
W0
W6
W12

Patients treated with SPY001 experienced rapid and meaningful symptom and biomarker improvement

Data on file. Least-squares means and 95% CI for change from baseline in partial Mayo score were estimated using MMRM model; Least-squares geometric means and 95% CI for fold change from baseline in fecal calprotectin level were estimated using a MMRM model.

Summary Remarks

Cameron Turtle, DPhil, CEO


SPYRE
THERAPEUTICS

SKYLINE Part A enrolled with leading execution

Sponsor	Drugs	Trial	N=	Enrollment months
SPYRE THERAPEUTICS	SPY001, SPY002, SPY003	**SKYLINE** Part A cohorts	~130	~10 months *Includes three novel investigational agents*
Morphic	MORF-057	EMERALD-1	35	~9 months
Morphic	MORF-057	EMERALD-2	280	~21 months
Prometheus	Tulisokibart	ARTEMIS	120	~12 months
Roivant	Afimkibart	TUSCANY-2	246	~21 months
Teva	Duvakitug	RELIEVE-UCCD	290	~21 months
Anaptys	Rosnilimab	ROSETTA	136	~22 months
Ventyx	Tamuzimod	Phase 2	213	~17 months

Source: TrialTrove.

The SPY001 Part A cohort enrolled a moderately-to-severely active population comparable to prior anti-α4β7 trials

	SPY001	Vedolizumab	Vedolizumab	MORF057
Trial	SKYLINE Part A	VARSITY	GEMINI	EMERALD-1
N =	43	769	374	35
Baseline RHI Mean ± SD	15.6 ± 8.6	19.5 ± 8.7	N/A	22.7 ± 7.3
Baseline mMS Mean ± SD	6.8 ± 1.1	6.1 ± 1.5*	6.0 ± 1.6*	6.7 ± 1.1
MES 3 %	56%	N.R.	N.R.	49%
Steroid use %	42%	36%	56%	26%
Advanced Tx naïve %	81%	79%	58%	63%

*Partial Mayo score.
Trial designs differ and no head-to-head clinical trials have been conducted.

SPY001 results across multiple endpoints supports a potential best-in-class product

Primary endpoint

ΔRHI from baseline



-10
-8
-6
-4
-2
0
-9.2
-7.5
-6.4
SPY001
Vedolizumab
MORF057

	SPY001	Vedolizumab	MORF057
Central reading	✓	✓	✓
Week	12	14	12
Trial	SKYLINE	VARSITY	EMERALD

Key secondary endpoints



Proportion with clinical remission
Proportion with endoscopic improvement
60
50
40
30
20
10
0
40%
27%
26%
17%
51%
41%
26%
SPY001
Vedolizumab
MORF057
Vedolizumab
SPY001
Vedolizumab
MORF057

	SPY001	Vedolizumab	MORF057	Vedolizumab	SPY001	Vedolizumab	MORF057
Central reading	✓	✓	✓	○	✓	○	✓
Week	12	14	12	6	12	6	12
Trial	SKYLINE	VARSITY	EMERALD	GEMINI	SKYLINE	GEMINI	EMERALD

Endoscopy not centrally read in GEMINI trial, Feagan, Brian G., et al. New England Journal of Medicine 369.8 (2013): 699-710 (N=374);
Trial designs differ and no head-to-head clinical trials have been conducted.

SPY001 change in RHI outperformed previously reported results in UC trials


ΔRHI from baseline
α4β7
TNF
mIR-124
-10
-8
-6
-4
-2
0
-9.2
-7.5
-6.4
-5.0
-6.6[1]
SPY001
Vedolizumab
MORF057
Adalimumab
Obefazimod

	SPY001	Vedolizumab	MORF057	Adalimumab	Obefazimod
Week	**12**	14	12	14	8
Trial	**SKYLINE**	VARSITY	EMERALD-1	VARSITY	Ph2b

Pre-specified sensitivity analysis:
-10.6 for participants with a baseline RHI ≥ 10

Trial designs differ and no head-to-head clinical trials have been conducted; [1]Pooled 25mg and 50mg doses from Ph2.

SPY001's 40% clinical remission among the highest reported in UC trials

Proportion of participants with clinical remission



α4β7
TL1A
IL-23
S1P
JAK
mIR-124
50
40
30
20
10
0
40%
27%
26%
42%1
32%1
26%
28%
25%1
24%
24%
26%1
18%
30%1
18%1
20%1

	SPY001	Vedolizumab	MORF057	Duvakitug	Afimkibart	Tulisokibart	Guselkumab	Icotrokinra	Mirikizumab	Risankizumab	Etrasimod	Ozanimod	Upadacitinib	Tofacitinib	Obefazimod
Week	**12**	14	12	14	14	12	12	12	12	12	12	10	8	8	8
N=	**43**	769	35	137	245	120	701	252	1062	966	741	645	988	1139	955
Trial	**SKYLINE**	VARSITY	EMERALD-1	RELIEVE	TUSCANY-2	ARTEMIS	ASTRO	ANTHEM	LUCENT-1	INSPIRE	ELEVATE	T. NORTH	U-ACHIEVE	OCTAVE	ABTECT

SPYRE

[1]Pooled doses and/or trials; trial designs differ and no head-to-head clinical trials have been conducted.

SPY001's 51% endoscopic improvement outperformed previously reported results in UC trials

Proportion of participants with endoscopic improvement



α4β7
TL1A
IL-23
S1P
JAK
mIR-124
60
50
40
30
20
10
0
51%
41%
26%
47%1
40%1
37%
37%
32%1
36%
37%
33%1
27%
40%1
30%1
33%1

	SPY001	Vedolizumab	MORF057	Duvakitug	Afimkibart	Tulisokibart	Guselkumab	Icotrokinra	Mirikizumab	Risankizumab	Etrasimod	Ozanimod	Upadacitinib	Tofacitinib	Obefazimod
Week	**12**	14	12	14	14	12	12	12	12	12	12	10	8	8	8
N=	**43**	374	35	137	245	120	701	252	1062	966	741	645	988	1139	955
Trial	**SKYLINE**	GEMINI	EMERALD-1	RELIEVE	TUSCANY-2	ARTEMIS	ASTRO	ANTHEM	LUCENT-1	INSPIRE	ELEVATE	T. NORTH	U-ACHIEVE	OCTAVE	ABTECT

Endoscopic improvement results support potential for best-in-indication mucosal healing

SPYRE

[1]Pooled doses and/or trials; trial designs differ and no head-to-head clinical trials have been conducted.

SPY001 Part A data supports its potential as one of the most promising single agents in IBD

SPYRE THERAPEUTICS

SPY001	SPY002	SPY003
✓	Mid 26	Q3 26
α4β7	TL1A	IL-23

SPY001 Part A data supports upside target product profile:

- Favorable safety profile consistent with class
- Potential best-in-class efficacy
- Formulated for potential best-in-indication convenience (Q3-6M)[1]

Now enrolling: Multi-dose, placebo controlled SPY001 cohorts + combos with SPY002 and SPY003

[1] *After loading doses.*

SPY001 data support improved combination potential


SKYLINE
Clinical remission, Week 12
80
60
40
20
0
40%
TBD
TBD
40%
Anti-α4β7 (SPY001)
Anti-TL1A or Anti-IL-23 Potential
Combination Potential
~80% naïve


JNJ VEGA study
Clinical remission, Week 12
80
60
40
20
0
25%
24%
47%
Anti-TNF (Golimumab)
Anti-IL-23 (Guselkumab)
Combination
~95% naïve

Source: : Feagan, B. G. et al. Lancet Gastroenterol. Hepatol. 8, 307–320 (2023).
Trial designs differ and no head-to-head clinical trials have been conducted.

Catalyst rich 2026 with multiple accelerated readouts expected

Trial	Milestone		Expected timing
SKYLINE Part A (Open-label)	SPY001 α4β7 Ph2 UC induction POC	Recruitment closed	☑ 2Q 2026
	SPY002 TL1A Ph2 UC induction POC		☐ Mid-year 2026
	SPY003 IL-23 Ph2 UC induction POC		☐ 3Q 2026
SKYLINE Part B (Pbo-controlled)	Initiate enrollment of Part B cohorts		☑ 2Q 2026
SKYWAY	SPY072 TL1A Ph2 W12 POC in RA	Enrollment complete	☐ 3Q 2026
	SPY072 TL1A Ph2 W16 POC in PsA		☐ 4Q 2026
	SPY072 TL1A Ph2 W16 POC in axSpA		☐ 4Q 2026

SPYRE

Q&A



Scientific illustrations by Visual Sciences